INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED JUNE 1, 2022 TO THE PROSPECTUSES DATED
DECEMBER 17, 2021, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Senior Loan ETF (BKLN)
(the “Fund”)
Effective June 1, 2022, Morningstar, Inc. acquired the Fund’s underlying index – the S&P/LSTA U.S. Leveraged Loan 100 Index – and certain related businesses from S&P Global. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus and Statutory Prospectus as applicable:
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The following disclosure replaces the first sentence of the second paragraph in the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus:
Strictly in accordance with its guidelines and mandated procedures Morningstar, Inc. (“Morningstar” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market value weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. Pursuant to a benchmark administration agreement with the Index Provider, S&P Dow Jones Indices LLC (“S&P DJI” or the “Benchmark Administrator”) serves as the benchmark administrator for the Underlying Index.
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The following disclosure replaces the second sentence under the heading “Index Committee” in the section titled “Additional information about the Fund’s Strategies and Risks—S&P/LSTA U.S. Leveraged Loan 100 Index” in the Fund’s Statutory Prospectus.
The Index Committee maintains the Underlying Index and is comprised of employees of S&P and Morningstar.
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The following disclosure replaces the second sentence of the third paragraph in the section titled “Index Provider” in the Fund’s Statutory Prospectus.
The Index Provider and the Benchmark Administrator are not affiliated with the Trust, the Adviser or the Distributor.
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The following language replaces the disclosure in the section titled “Disclaimers” in the Fund’s Statutory Prospectus.
The Underlying Index is a product of Morningstar, Inc. (“Morningstar”) licensed for certain use by the Adviser in connection with the Fund. Standard & Poor’s® and S&P® are registered trademarks of Dow Jones Trademark Holding LLC (“Dow Jones”); these trademarks have been licensed for use by S&P DJI and licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use by the Adviser. Loan Syndications and Trading Association® and LSTA® are trademarks of the Loan Syndications and Trading Association (“LSTA”) and are licensed for use by Morningstar, and further sublicensed by Morningstar for certain use by the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by S&P DJI, Dow Jones, S&P, and/or their respective affiliates and third party licensors (collectively, “S&P Dow Jones Indices”), LSTA, or Morningstar and/or their respective affiliates (collectively, “Morningstar Entities”). S&P Dow Jones Indices, LSTA and the Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ and the Morningstar Entities only relationship to the Adviser or the Fund is the licensing of the Underlying Index and certain trademarks of S&P Dow Jones Indices and LSTA. The Underlying Index is determined, composed, and calculated by S&P Dow Jones Indices or Morningstar without regard to the Adviser or the owners of the Fund. The S&P Dow Jones Indices and Morningstar Entities have no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P Dow Jones Indices, LSTA and the Morningstar Entities are not responsible for and have not participated in the determination of the prices of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash, surrendered, or redeemed, as the case may be. S&P Dow Jones Indices, LSTA and the Morningstar Entities have no obligations or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. Neither S&P DJI nor Morningstar, Inc. is an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices or the Morningstar Entities to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES, THE MORNINGSTAR ENTITIES, AND THIRD PARTY CONTENT PROVIDERS DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS, INCLUDING ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO. S&P DOW JONES INDICES, LSTA AND THE MORNINGSTAR ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES, LSTA AND MORNINGSTAR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSELY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITTNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES, LSTA OR THE MORNINGSTAR ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.
Please Retain This Supplement For Future Reference.
P-BKLN-SUMSTATPRO-SUP 060122